 Exhibit 99

GE 4Q 2015 EARNINGS

- 4Q Industrial operating + Verticals EPS $0.52, +27%
- 4Q GAAP EPS from continuing operations $0.26, -26%
- Total Industrial margins*/** 18.3% for 4Q, +80 bps, +110 bps for 2015
- Orders +1% organic; record backlog of $315B, +18% vs. 4Q'14, +7% ex-Alstom
- Reaffirms 2016 Industrial operating + Verticals EPS guidance of $1.45–1.55

	GE INDUSTRIAL OPERATING + VERTICALS EPS	GAAP EPS FROM CONTINUING OPS	GE CFOA	GE INDUSTRIAL + VERTICALS REVENUES	TOTAL INDUSTRIAL** PROFIT	TOTAL INDUSTRIAL** MARGINS*	INDUSTRIAL SEGMENT MARGINS*
4Q 2015	$0.52 +27%	$0.26 -26%	$9.8B +23%	$33.8B +1%	$5.1B -6% +3% organic	18.3% +80 bps	19.3% +50 bps
Full-Year 2015	$1.31 +17%	$0.17 -82%	$16.4B +8%	$117.0B 0%	$15.9B +3% +10% organic	15.3% +110 bps	17.0% +80 bps

HIGHLIGHTS

- Industrial segment operating profit -8%, -1% organic for 4Q; +7% organic for 2015
- Industrial segment organic revenues -1% for 4Q, +3% for 2015
- GE CFOA for 2015 $16.4 billion, +8%
- GE Digital 2015 revenue $5.0 billion, +22%
- $5.4 billion Appliances sale to Haier announced, expect to close mid-year (subject to customary closing conditions); ~$0.20 per share gain
- Alstom EPS impact of $0.00

GE CAPITAL PORTFOLIO UPDATE

- Signed $157 billion of dispositions in 2015; $104 billion closed, ahead of plan
- Verticals performing well, EPS of $0.04 for 4Q; $0.17 for 2015
- $4.3 billion dividend to parent in 2015; on track for ~$18 billion in 2016
- Completed Synchrony share exchange in November; reduced share count by 671 million shares
- On track to submit application for SIFI de-designation in 1Q'16

"GE executed well in a slow-growth environment. For 2015, we accomplished all of the goals we outlined for investors. We recognize that the first few weeks of 2016 have been especially volatile. However, our orders in the fourth quarter grew 1% organically and our backlog grew to $315 billion with Alstom. We believe in the strength of our business model and that there is enough growth out there to deliver in 2016."

Jeff Immelt
Chairman and CEO

INDUSTRIAL OPERATING EPS $0.47, +27%
INDUSTRIAL PERFORMANCE

4Q 2015	REPORTED	V%	ORGANIC V%
Orders	$32.5B	+3%	+1%
Segment Revenues	$31.4B	-1%	-1%
Segment Op. Profit	$5.5B	-8%	-1%
Total Industrial Profit**	$5.1B	-6%	+3%
FULL-YEAR 2015			
Orders	$105.9B	-5%	-3%
Segment Revenues	$108.8B	-1%	+3%
Segment Op. Profit	$18.0B	+1%	+7%
Total Industrial Profit**	$15.9B	+3%	+10%

OPERATING PERFORMANCE

INDUSTRIAL OPERATING + VERTICALS EPS

$0.41
$0.04
$0.52
$0.04
+27%
$0.37
$0.47
4Q'14
4Q'15
Verticals EPS
Industrial operating EPS

OPERATING EPS

$0.39
$0.31
-21%
4Q'14
4Q'15

INDUSTRIAL MARGINS*/**

17.5%
18.3%
+80bps
4Q'14
4Q'15

INDUSTRIAL CASH GENERATION (TY CFOA)

$12.2B
$12.1B
-1%
2014
2015

*Results excluding acquired Alstom businesses
**Results excluding gains & restructuring

GE 4Q 2015 EARNINGS JANUARY 22, 2016

2

INDUSTRIAL DEAL HIGHLIGHTS

- **Transportation:** Largest-ever deal in India; $2.5 billion for 1,000 locomotives and services
- **Power:** 12 HA turbine orders (5 in U.S., 4 in Pakistan, 3 in Asia), backlog at 33, with an additional 49 technical selections
- **Renewables:** ~$400 million Alstom hydroelectric deal for Three Gorges in China
- **Power:** ~$1 billion contract for Saudi Electric Company combined-cycle power plant technology
- **Oil & Gas:** $610 million services win with Cheniere
- **Healthcare:** Orders (ex-FX) in Life Sciences +8%, with Bioprocessing +16%
- **Aviation:** $17 billion in engine and services wins at Dubai airshow; GE to power Textron Aviation's newest single-engine turboprop plane

GE STORE HIGHLIGHTS

- **Predix:** Launch of GE Health Cloud to connect 500,000+ imaging devices
- **Predix:** Signed 15 Predix customers to Digital Power Plant, software-related contracts of $100 million
- **GE + Alstom:** Largest French onshore wind deal in history (120 MW)
- **GE + Alstom:** 3 combined-cycle plants in Pakistan, utilizing Alstom steam turbine technology
- **Global scale:** Indonesia Power & Transportation deals: 4 projects valued at more than $1 billion
- **GRC:** Researchers begin using 3-D printing and Power technology to design water desalination techniques

INDUSTRIAL OPERATING PERFORMANCE

BACKLOG

$266B
$315B
$71
$89
+18%
$195
$226
4Q'14
4Q'15
Equipment
Services

ORDERS

$31.5B
$32.5B
$18.4
$18.7
+3%
$13.1
$13.8
4Q'14
4Q'15
Equipment
Services

TOTAL INDUSTRIAL PROFIT**

$5.4B
$5.1B
-6%
4Q'14
4Q'15

SEGMENT GROSS MARGINS*

27.7%
28.8%
+110 bps
4Q'14
4Q'15

*Results excluding acquired Alstom businesses
**Results excluding gains and restructuring

4Q GE CAPITAL HIGHLIGHTS

GE CAPITAL EARNINGS WALK	4Q'15
Verticals	$438MM
Run-off/HQ	$(2,053)MM
Continuing operations	**$(1,615)MM**
Discontinued operations	$3,722MM
Net earnings	**$2,107MM**

ENI (EX. LIQUIDITY)
AS ORIGINALLY REPORTED

$363B
-77%
$82B[1]
4Q'14
4Q'15

DIVIDEND TO PARENT

$4.3B
2015

GE CAPITAL TIER 1 COMMON RATIO[2]

14.5%
4Q'15

[1] $167 billion including discontinued operations
[2] Basel 3 Tier 1 Common ratio estimated based on U.S. standardized transitional basis

> "We are reaffirming the goals we have laid out for 2016: operating EPS of $1.45–1.55, 2–4% organic growth, core margin expansion, cash generation of $30–32 billion, and $26 billion returned to investors. We have moved quickly to solidify our lead in the Industrial Internet with the formation of GE Digital, to drive our digital future with software solutions from across our businesses. In a time of uncertain global conditions, we have the unique ability to invest through cycles and use the diversity of our portfolio to our advantage. "
>
> Jeff Immelt
> Chairman and CEO

GE 4Q 2015 EARNINGS JANUARY 22, 2016

3

FOURTH-QUARTER 2015 HIGHLIGHTS

REVENUES

REVENUES	INDUSTRIAL SALES	GE CAPITAL
$33.9B	$30.6B	$2.6B

INDUSTRIAL SEGMENT

OP. PROFIT	PERCENTAGE CHANGE
$5.5B	-8%

OPERATING EARNINGS

EARNINGS	EPS
$3.0B	$0.31

INDUSTRIAL OPERATING + VERTICALS EARNINGS

EARNINGS	EPS
$5.1B	$0.52

GAAP EARNINGS FROM CONTINUING OPERATIONS (ATTRIBUTABLE TO GE)

EARNINGS	EPS
$2.6B	$0.26

GAAP NET EARNINGS (ATTRIBUTABLE TO GE)

EARNINGS	EPS
$6.3B	$0.64

FULL-YEAR 2015 HIGHLIGHTS

REVENUES

REVENUES	INDUSTRIAL SALES	GE CAPITAL
$117.4B	$106.2B	$10.8B

INDUSTRIAL SEGMENT

OP. PROFIT	PERCENTAGE CHANGE
$18.0B	+1%

OPERATING EARNINGS

EARNINGS	EPS
$3.5B	$0.35

INDUSTRIAL OPERATING + VERTICALS EARNINGS

EARNINGS	EPS
$13.1B	$1.31

GAAP EARNINGS FROM CONTINUING OPERATIONS (ATTRIBUTABLE TO GE)

EARNINGS	EPS
$1.7B	$0.17

GAAP NET EARNINGS (ATTRIBUTABLE TO GE)

EARNINGS	EPS
$(6.1)B	$(0.61)

Fourth-quarter results webcast at 8:30 a.m. ET today

www.ge.com/investor

Related charts are now posted on our website for your review prior to the call.

The reasons we use these non-GAAP financial measures and the reconciliation to their most directly comparable GAAP financial measure are included in the accompanying tables, which include information integral to assessing the Company's financial position, operating performance and cash flow. For a reconciliation of non-GAAP measures presented in this document, see the accompanying supplemental information posted to the investor relations section of our website at www.ge.com.

NOTE: Amounts reported in billions in graphs within this release are computed based on the amounts in millions. As a result, the sum of the components reported in billions may not equal the total amount reported in billions due to rounding. Certain columns and rows within the tables may not add due to the use of rounded numbers. Percentages presented are calculated from the underlying numbers in millions.

GE 4Q 2015 EARNINGS JANUARY 22, 2016

4

GE's Investor Relations website at www.ge.com/investor and our corporate blog at www.gereports.com, as well as GE's Facebook page and Twitter accounts, including @GE_Reports, contain a significant amount of information about GE, including financial and other information for investors. GE encourages investors to visit these websites from time to time, as information is updated and new information is posted.

Caution Concerning Forward-Looking Statements:

This document contains "forward-looking statements"— that is, statements related to future events that by their nature address matters that are, to different degrees, uncertain. For details on the uncertainties that may cause our actual future results to be materially different than those expressed in our forward-looking statements, visit http://www.ge.com/investor-relations/disclaimer-caution-concerning-forward-looking-statements as well as our annual reports on Form 10-K and quarterly reports on Form 10-Q. We do not undertake to update our forward-looking statements. This document also includes certain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

General Electric Capital Corporation (GECC) has been merged into GE and our financial services business is now operated by GE Capital Global Holdings LLC (GECGH). In this document, we refer to GECC and GECGH as "GE Capital." We refer to the industrial businesses of the Company including GE Capital on an equity basis as "GE." "GE (ex-GE Capital)" and/or "Industrial" refer to GE excluding GE Capital. Our financial services segment previously referred to as GE Capital is now referred to as Capital.

Investor Contact:
Matt Cribbins, 203.373.2424
matthewg.cribbins@ge.com

Media Contact:
Seth Martin, 203.572.3567
seth.martin@ge.com

GE 4Q 2015 EARNINGS JANUARY 22, 2016

GENERAL ELECTRIC COMPANY
CONDENSED STATEMENT OF EARNINGS (LOSS) (UNAUDITED)

	Consolidated			GE(a)			Financial Services (GE Capital)
Three months ended December 31	2015	2014	V%	2015	2014	V%	2015	2014	V%

Revenues and other income
Sales of goods and services	$30,543	$30,921	(1)%	$30,614	$31,046	(1)%	$15	$31	(52)%
Other income	1,135	(15)		1,143	17		-	-
GE Capital earnings from continuing operations	-	-		(1,465)	348		-	-
GE Capital revenues from services	2,214	2,506		-	-		2,570	2,888
Total revenues and other income	33,892	33,412	1%	30,292	31,412	(4)%	2,585	2,919	(11)%
Costs and expenses
Cost of sales	23,584	23,659		23,058	23,176		612	640
Interest and other financial charges	1,235	646		463	437		953	352
Selling, general and administrative expenses	4,772	4,200		3,878	3,617		1,053	814
Investment contracts, insurance losses and
insurance annuity benefits	663	603		-	-		676	632
Other costs and expenses	1,735	425		-	-		1,744	436
Total costs and expenses	31,989	29,534	8%	27,399	27,230	1%	5,039	2,874	75%
Earnings (loss) from continuing operations
before income taxes	1,903	3,878	(51)%	2,892	4,181	(31)%	(2,454)	45	U
Benefit (provision) for income taxes	742	(188)		(204)	(492)		946	303
Earnings (loss) from continuing operations	2,645	3,690	(28)%	2,688	3,690	(27)%	(1,508)	348	U
Earnings (loss) from discontinued
operations, net of taxes	3,758	1,649		3,716	1,563		3,764	1,650
Net earnings	6,403	5,339	20%	6,404	5,253	22%	2,257	1,998	13%
Less net earnings (loss) attributable to
noncontrolling interests	103	187		121	101		(19)	86
Net earnings attributable
to the Company	6,301	5,152	22%	6,283	5,152	22%	2,275	1,912	19%
Preferred stock dividends declared	(18)	-		-	-		(169)	(161)
Net earnings attributable to
GE common shareowners	$6,283	$5,152	22%	$6,283	$5,152	22%	$2,107	$1,751	20%
Amounts attributable to GE common
shareowners:
Earnings (loss) from continuing operations	$2,645	$3,690	(28)%	$2,688	$3,690	(27)%	$(1,508)	$348	U
Less net earnings (loss) attributable
to noncontrolling interests, continuing operations	60	101		121	101		(61)	-
Earnings (loss) from continuing operations
attributable to the Company	2,585	3,589	(28)%	2,567	3,589	(28)%	(1,447)	348	U
GE Capital preferred stock dividends declared	(18)	-		-	-		(169)	(161)
Earnings (loss) from continuing operations
attributable to GE common shareowners	2,567	3,589	(28)%	2,567	3,589	(28)%	(1,615)	187	U
Earnings (loss) from discontinued
operations, net of taxes	3,758	1,649		3,716	1,563		3,764	1,650
Less net earnings (loss) attributable to
noncontrolling interests, discontinued operations	43	86		-	-		43	86
Net earnings attributable to GE
common shareowners	$6,283	$5,152	22%	$6,283	$5,152	22%	$2,107	$1,751	20%
		–			#REF!			#REF!
Per-share amounts - earnings from
continuing operations
Diluted earnings per share	$0.26	$0.35	(26)%
Basic earnings per share	$0.26	$0.36	(28)%
Per-share amounts - net earnings
Diluted earnings per share	$0.64	$0.51	25%
Basic earnings per share	$0.64	$0.51	25%
Total average equivalent shares
Diluted earnings	9,821	10,127	(3)%
Basic earnings	9,745	10,050	(3)%
Dividends declared per common share	$0.23	$0.23	- %
Amounts attributable to GE
common shareowners:
Earnings from continuing operations	$2,567	$3,589	(28)%
Adjustment (net of tax): non-operating
pension costs	447	343
Operating earnings (non-GAAP measure)	$3,014	$3,932	(23)%
Operating earnings - diluted
earnings per share (non-GAAP measure)	$0.31	$0.39	(21)%
(a)	Refers to the Industrial businesses of the Company including GE Capital on an equity basis.

Amounts may not add due to rounding.

Dollar amounts and share amounts in millions; per-share amounts in dollars. Supplemental data are shown for "GE" and "GE Capital." Transactions between GE and GE Capital have been eliminated from the "Consolidated" columns. See Note 1 to the 2014 consolidated financial statements at www.ge.com/ar2014 and our Form 8-K filed on August 7, 2015 for further information about consolidation matters.

GENERAL ELECTRIC COMPANY
CONDENSED STATEMENT OF EARNINGS (LOSS) (UNAUDITED)

	Consolidated			GE(a)			Financial Services (GE Capital)
Twelve months ended December 31	2015	2014	V%	2015	2014	V%	2015	2014	V%

Revenues and other income
Sales of goods and services	$105,809	$106,758	(1)%	$106,206	$107,308	(1)%	$79	$121	(35)%
Other income	2,227	778		2,165	707		-	-
GE Capital earnings (loss) from continuing operations	-	-		(7,672)	1,532		-	-
GE Capital revenues from services	9,350	9,648		-	-		10,722	11,199
Total revenues and other income	117,386	117,184	-%	100,700	109,546	(8)%	10,801	11,320	(5)%

Costs and expenses
Cost of sales	82,693	83,704		80,828	81,876		2,342	2,498
Interest and other financial charges	3,463	2,723		1,706	1,579		2,301	1,638
Selling, general and administrative expenses	17,831	16,848		14,914	14,972		3,512	2,689
Investment contracts, insurance losses and
insurance annuity benefits	2,605	2,530		-	-		2,737	2,660
Other costs and expenses	2,608	1,115		-	-		2,647	1,159
Total costs and expenses	109,200	106,921	2%	97,447	98,427	(1)%	13,539	10,645	27%
Earnings (loss) from continuing operations
before income taxes	8,186	10,263	(20)%	3,252	11,119	(71)%	(2,739)	676	U
Benefit (provision) for income taxes	(6,485)	(773)		(1,506)	(1,634)		(4,979)	861
Earnings (loss) from continuing operations	1,700	9,490	(82)%	1,746	9,485	(82)%	(7,718)	1,537	U
Earnings (loss) from discontinued
operations, net of taxes	(7,495)	5,855		(7,807)	5,698		(7,485)	5,860
Net earnings (loss)	(5,795)	15,345	U	(6,061)	15,182	U	(15,202)	7,397	U
Less net earnings (loss) attributable to
noncontrolling interests	332	112		83	(50)		248	162
Net earnings (loss) attributable to
the Company	(6,126)	15,233	U	(6,145)	15,233	U	(15,450)	7,234	U
Preferred stock dividends declared	(18)	-		-	-		(330)	(322)
Net earnings (loss) attributable to
GE common shareowners	$(6,145)	$15,233	U	$(6,145)	$15,233	U	$(15,780)	$6,912	U
Amounts attributable to GE common
shareowners:
Earnings (loss) from continuing operations	$1,700	$9,490	(82)%	$1,746	$9,485	(82)%	$(7,718)	$1,537	U
Less net earnings (loss) attributable
to noncontrolling interests, continuing operations	19	(45)		83	(50)		(64)	5
Earnings (loss) from continuing operations
attributable to the Company	1,681	9,535	(82)%	1,663	9,535	(83)%	(7,654)	1,532	U
GE Capital preferred stock dividends declared	(18)	-		-	-		(330)	(322)
Earnings (loss) from continuing operations
attributable to GE common shareowners	1,663	9,535	(83)%	1,663	9,535	(83)%	(7,983)	1,209	U
Earnings (loss) from discontinued
operations, net of taxes	(7,495)	5,855		(7,807)	5,698		(7,485)	5,860
Less net earnings (loss) attributable to
noncontrolling interests, discontinued operations	312	157		1,663	9,535		312	157
Net earnings (loss) attributable to GE
common shareowners	$(6,145)	$15,233	U	$(6,145)	$15,233	U	$(15,780)	$6,912	U

Per-share amounts - earnings (loss) from
continuing operations
Diluted earnings (loss) per share	$0.17	$0.94	(82)%
Basic earnings (loss) per share	$0.17	$0.95	(82)%
Per-share amounts - net earnings (loss)
Diluted earnings (loss) per share	$(0.61)	$1.50	U
Basic earnings (loss) per share	$(0.62)	$1.51	U
Total average equivalent shares
Diluted earnings	10,016	10,123	(1)%
Basic earnings	9,944	10,045	(1)%
Dividends declared per common share	$0.92	$0.89	3%

Amounts attributable to GE
common shareowners:
Earnings from continuing operations	$1,663	$9,535	(83)%
Adjustment (net of tax): non-operating
pension costs	1,797	1,378
Operating earnings (non-GAAP measure)	$3,460	$10,913	(68)%
Operating earnings - diluted
earnings per share (non-GAAP measure)	$0.35	$1.08	(68)%
(a)	Refers to the Industrial businesses of the Company including GE Capital on an equity basis.

Amounts may not add due to rounding.
Dollar amounts and share amounts in millions; per-share amounts in dollars. Supplemental data are shown for "GE" and "GE Capital." Transactions between GE and GE Capital have been eliminated from the "Consolidated" columns. See Note 1 to the 2014 consolidated financial statements at www.ge.com/ar2014 and our Form 8-K filed on August 7, 2015 for further information about consolidation matters.

GENERAL ELECTRIC COMPANY
SUMMARY OF OPERATING SEGMENTS (UNAUDITED)

	Three months ended December 31			Twelve months ended December 31
(Dollars in millions)	2015	2014	V%	2015	2014	V%

Revenues(a)
Power	$7,085	$6,867	3%	$21,490	$20,580	4%
Renewable Energy	1,938	2,319	(16)%	6,273	6,399	(2)%
Oil & Gas	4,355	5,162	(16)%	16,450	19,085	(14)%
Energy Management	2,375	1,978	20%	7,600	7,319	4%
Aviation	6,734	6,424	5%	24,660	23,990	3%
Healthcare	4,973	5,133	(3)%	17,639	18,299	(4)%
Transportation	1,612	1,577	2%	5,933	5,650	5%
Appliances & Lighting	2,282	2,310	(1)%	8,751	8,404	4%
Total industrial segment revenues	31,352	31,772	(1)%	108,796	109,727	(1)%
Capital	2,585	2,919	(11)%	10,801	11,320	(5)%
Total segment revenues	33,937	34,691	(2)%	119,597	121,047	(1)%
Corporate items and eliminations(a)	(46)	(1,279)	(96)%	(2,211)	(3,863)	(43)%
Consolidated revenues and other income
from continuing operations	$33,892	$33,412	1%	$117,386	$117,184	- %

Segment profit (loss)(a)
Power	$1,628	$1,804	(10)%	$4,502	$4,486	- %
Renewable Energy	56	269	(79)%	431	694	(38)%
Oil & Gas	715	881	(19)%	2,427	2,758	(12)%
Energy Management	33	113	(71)%	270	246	10%
Aviation	1,571	1,397	12%	5,507	4,973	11%
Healthcare	938	1,020	(8)%	2,882	3,047	(5)%
Transportation	339	315	8%	1,273	1,130	13%
Appliances & Lighting	241	188	28%	674	431	56%
Total industrial segment profit	5,522	5,988	(8)%	17,966	17,764	1%
Capital	(1,615)	187	U	(7,983)	1,209	U
Total segment profit (loss)	3,907	6,175	(37)%	9,983	18,973	(47)%
Corporate items and eliminations(a)	(673)	(1,657)	(59)%	(5,108)	(6,225)	(18)%
GE interest and other financial charges	(463)	(437)	6%	(1,706)	(1,579)	8%
GE provision for income taxes	(204)	(492)	(59)%	(1,506)	(1,634)	(8)%
Earnings from continuing operations
attributable to GE common shareowners	2,567	3,589	(28)%	1,663	9,535	(83)%
Earnings (loss) from discontinued operations,
net of taxes	3,758	1,649	F	(7,495)	5,855	U
Less net earnings attributable to
noncontrolling interests, discontinued operations	43	86	(50)%	312	157	99%
Earnings (loss) from discontinued operations,
net of tax and noncontrolling interest	3,716	1,563	F	(7,807)	5,698	U
Consolidated net earnings (loss)
attributable to GE common shareowners	$6,283	$5,152	22%	$(6,145)	$15,233	U

(a)
Segment revenues includes both revenues and other income related to the segment. Segment profit excludes results reported as discontinued operations, the portion of earnings attributable to noncontrolling interests of consolidated subsidiaries, and accounting changes. Segment profit excludes or includes interest and other financial charges and income taxes according to how a particular segment's management is measured – excluded in determining segment profit, which we sometimes refer to as "operating profit," for Power, Renewable Energy, Oil & Gas, Energy Management, Aviation, Healthcare, Transportation and Appliances & Lighting; included in determining segment profit, which we sometimes refer to as "net earnings," for Capital. Certain corporate costs, such as shared services, employee benefits and information technology are allocated to our segments based on usage. A portion of the remaining corporate costs are allocated based on each segment's relative net cost of operations. Total industrial segment revenues and profit include the sum of our eight industrial reporting segments without giving effect to the elimination of transactions among such segments. Total segment revenues and profit include the sum of our eight industrial segments and one financial services segment, without giving effect to the elimination of transactions among such segments.  We believe that this provides investors with a view as to the results of all of our segments, without inter-segment eliminations and corporate items.

Amounts may not add due to rounding

GENERAL ELECTRIC COMPANY
SUMMARY OF OPERATING SEGMENTS
ADDITIONAL INFORMATION (UNAUDITED)

	Three months ended December 31			Twelve months ended December 31
(Dollars in millions)	2015	2014	V%	2015	2014	V%

GE Capital

Revenues
Commercial Lending and Leasing (CLL)	$306	$295	4%	$1,096	$1,037	6%
Energy Financial Services (EFS)	81	577	(86)%	987	1,697	(42)%
GE Capital Aviation Services (GECAS)	1,386	1,290	7%	5,321	5,242	2%
	1,773	2,161	(18)%	7,404	7,976	(7)%
GE Capital corporate items and eliminations	812	758	7%	3,397	3,344	2%
Total revenues	$2,585	$2,919	(11)%	$10,801	$11,320	(5)%

Segment profit (loss)
CLL	$145	$113	28%	$431	$365	18%
EFS	(19)	112	U	87	401	(78)%
GECAS	354	217	63%	1,335	1,046	28%
	480	442	9%	1,853	1,812	2%
GE Capital corporate items and eliminations	(1,927)	(94)	U	(9,506)	(280)	U
Preferred stock dividends declared	(169)	(161)	(5)%	(330)	(322)	(2)%
Total segment profit (loss)	$(1,615)	$187	U	$(7,983)	$1,209	U

Amounts may not add due to rounding

GENERAL ELECTRIC COMPANY
CONDENSED STATEMENT OF FINANCIAL POSITION (UNAUDITED)

	Consolidated		GE(a)		Financial Services (GE Capital)
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
(Dollars in billions)	2015	2014	2015	2014	2015	2014

Assets
Cash and marketable securities	$102.5	$105.5	$10.5	$16.0	$91.9	$89.5
Receivables	26.7	23.2	14.4	11.5	-	-
Inventories	22.5	17.7	22.4	17.6	0.1	0.1
GE Capital financing receivables - net	12.1	13.4	-	-	25.0	25.6
Property, plant & equipment - net	54.1	48.1	20.1	17.2	34.8	31.3
Receivable from GE Capital (debt assumption)	-	-	85.1	-	-	-
Investment in GE Capital	-	-	46.2	82.5	-	-
Goodwill & intangible assets	82.1	66.4	79.3	64.5	2.8	1.9
Contract assets	21.9	17.0	21.9	17.0	-	-
Other assets	47.6	37.3	21.1	16.5	36.6	28.7
Assets of businesses held for sale	2.8	2.8	2.8	2.8	-	-
Assets of discontinued operations	121.0	323.5	-	-	120.9	323.5
Total assets	$493.1	$655.0	$324.0	$245.7	$312.1	$500.6

Liabilities and equity
Borrowings	$198.3	$261.4	$103.6	$16.3	$180.8	$246.0
Investment contracts, insurance liabilities and
insurance annuity benefits	25.7	27.4	-	-	26.2	27.9
Non-current compensation and benefits	40.5	42.2	39.5	41.5	1.0	0.7
Other liabilities	78.2	57.8	76.8	57.1	11.1	7.5
Liabilities of businesses held for sale	0.9	0.9	1.4	1.5	-	-
Liabilities of discontinued operations	46.5	128.2	0.1	0.1	46.4	128.1
Redeemable noncontrolling interest	3.0	0.1	3.0	0.1	-	-
GE shareowners' equity	98.3	128.2	98.3	128.2	46.2	87.5
Noncontrolling interests	1.9	8.7	1.4	0.8	0.5	2.9
Total liabilities and equity	$493.1	$655.0	$324.0	$245.7	$312.1	$500.6

(a)	Refers to the Industrial businesses of the Company including GE Capital on an equity basis.

Amounts may not add due to rounding

Supplemental data are shown for "GE" and "GE Capital." Transactions between GE and GE Capital have been eliminated from the "Consolidated" columns. See Note 1 to the 2014 consolidated financial statements at www.ge.com/ar2014 and our Form 8-K filed on August 7, 2015 for further information about consolidation matters.

GENERAL ELECTRIC COMPANY
Financial Measures That Supplement GAAP

 We sometimes use information derived from consolidated financial information but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. We have referred to:

	Industrial operating earnings and EPS and GE Capital operating earnings (loss) and EPS
	GE Industrial operating + Verticals Earnings & EPS
	GE Industrial + Verticals revenues
	Industrial segment profit and profit margin (excluding Alstom)
	Industrial operating profit and operating profit margin (excluding Alstom)
	Industrial organic operating profit
	Segment gross margins (excluding Alstom)
	Industrial segment organic revenue growth
	Industrial segment organic operating profit growth
	Industrial cash flows from operating activities (Industrial CFOA)
	Capital ending net investment (ENI), excluding liquidity
	GE Capital Tier 1 common ratio estimate

The reconciliations of these measures to the most comparable GAAP measures follow. Certain columns and rows may not add due to the use of rounded numbers. Percentages presented are calculated from the underlying numbers in millions.

INDUSTRIAL OPERATING EARNINGS AND EPS AND GE CAPITAL OPERATING EARNINGS (LOSS) AND EPS

	Three months ended December 31			Twelve months ended December 31
(Dollars in millions; except per share amounts)	2015	2014	V%	2015	2014	V%

Earnings (loss) from continuing operations attributable to GE
common shareowners	$2,567	$3,589		$1,663	$9,535
Adjustment (net of tax): non-operating pension costs	447	343		1,797	1,378
Operating earnings (loss)	3,014	3,932	(23)%	3,460	10,913	(68)%

Less GE Capital earnings (loss) from continuing operations
attributable to GE common shareowners	(1,615)	187		(7,983)	1,209
Operating earnings excluding GE Capital earnings from continuing operations attributable to GE
(Industrial operating earnings)	$4,629	$3,745	24%	$11,443	$9,705	18%

Earnings (loss) per share - diluted(a)
Continuing earnings (loss) per share	0.26	0.35	(26)%	0.17	0.94	(82)%
Adjustment (net of tax): non-operating pension costs	0.05	0.03		0.18	0.14
Operating earnings (loss) per share	0.31	0.39	(21)%	0.35	1.08	(68)%
Operating earnings (loss) per share attributable
to GE Capital (GE Capital operating EPS)	(0.16)	0.02	U	(0.80)	0.12	U
Operating earnings per share attributable
to Industrial (Industrial operating EPS)	$0.47	$0.37	27%	$1.14	$0.96	19%

(a)	Earnings (loss) per-share amounts are computed independently. As a result, the sum of per-share amounts may not equal the total.

Operating earnings (loss) excludes non-service related pension costs of our principal pension plans comprising interest cost, expected return on plan assets and amortization of actuarial gains/losses. The service cost, prior service cost and curtailment loss components of our principal pension plans are included in operating earnings. We believe that these components of pension cost better reflect the ongoing service-related costs of providing pension benefits to our employees. As such, we believe that our measure of operating earnings (loss) provides management and investors with a useful measure of the operational results of our business. Other components of GAAP pension cost are mainly driven by capital allocation decisions and market performance, and we manage these separately from the operational performance of our businesses. Neither GAAP nor operating pension costs are necessarily indicative of the current or future cash flow requirements related to our pension plan. We also believe that this measure, considered along with the corresponding GAAP measure, provides management and investors with additional information for comparison of our operating results to the operating results of other companies.

We believe that presenting operating earnings and operating EPS separately for our industrial and financial services businesses also provides management and investors with useful information about the relative size of our industrial and financial services businesses in relation to the total company.

GE INDUSTRIAL OPERATING + VERTICALS EARNINGS & EPS

	Three months ended December 31			Twelve months ended December 31
(Dollars in millions; except per share amounts)	2015	2014	V%	2015	2014	V%

GE Capital operating earnings (loss)	$(1,615)	$187	U	$(7,983)	$1,209	U
Less: Verticals earnings(a)	438	408		1,666	1,608
GE Capital operating earnings less Verticals earnings(b)	$(2,053)	$(221)	U	$(9,649)	$(399)	U

Industrial operating earnings	$4,629	$3,745	24%	$11,443	$9,705	18%
Verticals earnings(a)	438	408		1,666	1,608
Industrial operating earnings + Verticals earnings	$5,067	$4,153	22%	$13,109	$11,313	16%

Earnings (loss) per share - diluted(c)
Industrial operating earnings-per-share	$0.47	$0.37	27%	$1.14	$0.96	19%
Verticals earnings-per-share	0.04	0.04	- %	0.17	0.16	6%
Industrial operating + Verticals earnings-per-share	$0.52	$0.41	27%	$1.31	$1.12	17%

(a)
Verticals include businesses expected to be retained (GECAS, EFS, CLL, and run-off Insurance), including allocated corporate costs of $25 million and $58 million after tax in the three months ended December 31, 2015 and 2014, respectively, and $133 million and $233 million after tax for the years ended December 31, 2015 and 2014, respectively.

(b)	Earnings-per-share amounts are computed independently. As a result, the sum of per-share amounts may not equal the total.

As described above, Verticals represents the GE Capital businesses that we expect to retain. We believe that presenting Industrial operating + Vertical earnings-per-share amounts provides management and investors with a useful measure to evaluate the performance of the businesses we expect to retain after the disposition of most of our financial services business.

GE INDUSTRIAL + VERTICALS REVENUES

	Three months ended December 31			Twelve months ended December 31
(Dollars in millions)	2015	2014	V%	2015	2014	V%

GE Capital revenues	$2,585	$2,919	(11)%	$10,801	$11,320	(5)%
Less: Verticals revenues(a)	2,533	2,961	(14)%	10,450	11,135	(6)%
GE Capital revenues less Verticals revenues	$52	$(42)	U	$351	$185	90%

Industrial segment revenues	$31,352	$31,772	(1)%	$108,796	$109,727	(1)%
Verticals revenues(a)	2,533	2,961	(14)%	10,450	11,135	(6)%
Corporate items and eliminations	(46)	(1,279)	(96)%	(2,211)	(3,863)	(43)%
GE Industrial + Verticals revenues	$33,839	$33,454	1%	$117,035	$116,999	- %

(a)	Verticals include businesses expected to be retained (GECAS, EFS, CLL, and run-off Insurance).

As described above, Verticals represents the GE Capital businesses that we expect to retain. We believe that presenting Industrial + Verticals revenues amounts provides management and investors with a useful measure to evaluate the performance of the businesses we expect to retain after the disposition of most of our financial services business.

INDUSTRIAL SEGMENT OPERATING PROFIT AND OPERATING MARGIN (EXCLUDING ALSTOM)

	Three months ended December 31			Twelve months ended December 31
(Dollars in millions)	2015	2014	V%	2015	2014	V%

Revenues
Total industrial segment revenues	$31,352	$31,772	(1)%	$108,796	$109,727	(1)%

Less: Alstom revenues	1,956	-		1,956	-
Total industrial segment operating
revenues excluding Alstom	$29,396	$31,772	(7)%	$106,840	$109,727	(3)%

Segment profit (loss)
Total industrial segment operating profit	$5,522	$5,988	(8)%	$17,966	$17,764	1%
Total industrial segment operating profit margin	17.6%	18.8%	(1.2)%	16.5%	16.2%	0.3%

Less: Alstom profit (loss)(a)	(154)	-		(154)	-
Total industrial segment operating
profit excluding Alstom	$5,676	$5,988	(5)%	$18,120	$17,764	2%
Total industrial segment operating profit
margin excluding Alstom	19.3%	18.8%		17.0%	16.2%

(a)	Loss from operations of the power and grid businesses of Alstom during the period of our ownership.

We have presented our industrial segment profit and industrial segment profit margin excluding the results of our fourth quarter 2015 Alstom power and grid acquisition. We believe that operating profit and margin adjusted for the Alstom impacts are meaningful measures because they increase the comparability of period-to-period results.

INDUSTRIAL OPERATING PROFIT AND OPERATING MARGIN (EXCLUDING ALSTOM)

	Three months ended December 31			Twelve months ended December 31
(Dollars in millions)	2015	2014	V%	2015	2014	V%

Revenues
Total industrial segment revenues	31,352	31,772	(1)%	108,796	109,727	(1)%
Corporate items and eliminations(a)	593	708		1,923	1,803
Total Industrial operating revenues	30,759	31,064		106,873	107,924
Less Alstom revenues	1,956	-		1,956	-
Total Industrial operating
revenues excluding Alstom(a)	28,803	31,064	(7)%	104,917	107,924	(3)%

Segment profit (loss)
Total industrial segment profit	5,522	5,988	(8)%	17,966	17,764	1%
Total industrial segment profit margin	17.6%	18.8%		16.5%	16.2%

Corporate items and eliminations(b)	1,104	1,088		4,873	4,528
Non-operating pension costs (pre-tax)	687	528		2,764	2,120
Total industrial operating profit	5,105	5,428	(6)%	15,857	15,356	3%

Less Alstom profit (loss)(c)	(154)	-		(154)	-
Total industrial operating profit
excluding Alstom(b)	5,259	5,428	(3)%	16,011	15,356	4%
Total industrial operating profit margin
excluding Alstom(b)	18.3%	17.5%		15.3%	14.2%

(a)	Excludes gains and GE-GE Capital Eliminations.
(b)	Excludes gains and restructuring.
(c)	Loss from operations of the power and grid businesses of Alstom during the period of our ownership.

We have presented our Industrial margin excluding the results of our fourth quarter 2015 Alstom power and grid acquisition. We believe that Industrial margin adjusted for the Alstom impacts are meaningful measures because they increase the comparability of period-to-period results.

INDUSTRIAL ORGANIC OPERATING PROFIT

	Three months ended December 31			Twelve months ended December 31
(Dollars in millions)	2015	2014	V%	2015	2014	V%

Segment profit (loss)
Total industrial segment profit	$5,522	$5,988	(8)%	$17,966	$17,764	1%
Corporate(a)	14	(1,131)		(2,344)	(4,105)
Total industrial operating profit	$5,536	$4,857	14%	$15,622	$13,659	14%

Less the effects of:
Acquisitions, business dispositions (other than
dispositions of businesses acquired for investment),
currency exchange rates, gains and restructuring	$64	$(466)		$(1,014)	$(1,506)
Total industrial profit excluding effects of acquisitions,
business dispositions (other than dispositions of
businesses acquired for investment), currency
exchange rates, gains and restructuring
(Industrial organic operating profit)	$5,472	$5,322	3%	$16,637	$15,165	10%

(a)	Includes gains and restructuring and excludes non-operating pension costs (pre-tax).

Industrial organic operating profit growth measures Industrial operating profit excluding the effects of acquisitions, business dispositions and currency exchange rates. We believe that this measure provides management and investors with a more complete understanding of underlying operating results and trends of established, ongoing operations by excluding the effect of acquisitions, dispositions and currency exchange, which activities are subject to volatility and can obscure underlying trends. Management recognizes that the term "organic Industrial profit growth" may be interpreted differently by other companies and under different circumstances. Although this may have an effect on comparability of absolute percentage growth from company to company, we believe that these measures are useful in assessing trends of the respective businesses or companies and may therefore be a useful tool in assessing period-to-period performance trends.

SEGMENT GROSS MARGIN (EXCLUDING ALSTOM)

	Three months ended December 31
(Dollars in millions)	2015	2014

Industrial segment revenues	$31,352	$31,772
Less: Other income	194	199
Industrial segment sales	31,158	31,573
Less: Alstom sales	1,953	-
Industrial segment sales (excluding Alstom)	$29,205	$31,573

Industrial segment cost of sales	$22,516	$22,829
Industrial segment gross margin	8,642	8,745
	27.7%	27.7%

Less: Alstom gross margin	224	-
Industrial segment gross margin (excluding Alstom)	$8,418	$8,745
	28.8%	27.7%

We have presented our segment gross margin excluding the results of our fourth quarter 2015 Alstom power and grid acquisition. We believe that Industrial margin adjusted for the Alstom impacts are meaningful measures because they increase the comparability of period-to-period results.

INDUSTRIAL SEGMENT ORGANIC REVENUE GROWTH

	Three months ended December 31			Twelve months ended December 31
(Dollars in millions)	2015	2014	V%	2015	2014	V%

Segment revenues:
Power	$7,085	$6,867		$21,490	$20,580
Renewable Energy	1,938	2,319		6,273	6,399
Oil & Gas	4,355	5,162		16,450	19,085
Energy Management	2,375	1,978		7,600	7,319
Aviation	6,734	6,424		24,660	23,990
Healthcare	4,973	5,133		17,639	18,299
Transportation	1,612	1,577		5,933	5,650
Appliances & Lighting	2,282	2,310		8,751	8,404
Industrial segment revenues	$31,352	$31,772	(1)%	$108,796	$109,727	(1)%
Less the effects of:
Acquisitions, business dispositions (other than
dispositions of businesses acquired for investment)
and currency exchange rates	737	707		(2,479)	1,270
Industrial segment revenues excluding effects of acquisitions, business dispositions (other than dispositions of
businesses acquired for investment) and currency
exchange rates (Industrial segment organic revenues)	$30,615	$31,065	(1)%	$111,275	$108,457	3%

Organic revenue growth measures revenue excluding the effects of acquisitions, business dispositions and currency exchange rates. We believe that this measure provides management and investors with a more complete understanding of underlying operating results and trends of established, ongoing operations by excluding the effect of acquisitions, dispositions and currency exchange, which activities are subject to volatility and can obscure underlying trends. We also believe that presenting organic revenue growth separately for our industrial businesses provides management and investors with useful information about the trends of our industrial businesses and enables a more direct comparison to other non-financial businesses and companies. Management recognizes that the term "organic revenue growth" may be interpreted differently by other companies and under different circumstances. Although this may have an effect on comparability of absolute percentage growth from company to company, we believe that these measures are useful in assessing trends of the respective businesses or companies and may therefore be a useful tool in assessing period-to-period performance trends.

INDUSTRIAL SEGMENT ORGANIC OPERATING PROFIT GROWTH

	Three months ended December 31			Twelve months ended December 31
(Dollars in millions)	2015	2014	V%	2015	2014	V%

Industrial segment profit	$5,522	$5,988	(8)%	$17,966	$17,764	1%
Less the effects of:
Acquisitions, business dispositions (other than
dispositions of businesses acquired for
investment) and currency exchange rates	(318)	105		(799)	194
Industrial segment profit excluding effects of acquisitions, business dispositions (other than dispositions of
businesses acquired for investment) and currency
exchange rates (Industrial segment organic operating profit)	$5,840	$5,883	(1)%	$18,765	$17,570	7%

Operating profit growth measures profit excluding the effects of acquisitions, business dispositions and currency exchange rates. We believe that this measure provides management and investors with a more complete understanding of underlying operating results and trends of established, ongoing operations by excluding the effect of acquisitions, dispositions and currency exchange, which activities are subject to volatility and can obscure underlying trends. Management recognizes that the term "organic operating profit growth" may be interpreted differently by other companies and under different circumstances. Although this may have an effect on comparability of absolute percentage growth from company to company, we believe that these measures are useful in assessing trends of the respective businesses or companies and may therefore be a useful tool in assessing period-to-period performance trends.

INDUSTRIAL CASH FLOWS FROM OPERATING ACTIVITIES (INDUSTRIAL CFOA)

	Twelve months ended December 31
(Dollars in millions)	2015	2014	V%

Cash from GE's operating activities (continuing operations), as reported	$16,354	$15,171	8%
Less dividends from GE Capital	4,300	3,000
Cash from GE's operating activities (continuing operations),
excluding dividends from GE Capital (Industrial CFOA)	$12,054	$12,171	(1)%

We define "Industrial CFOA" as GE's cash from operating activities (continuing operations) less the amount of dividends received by GE from GE Capital. This includes the effects of intercompany transactions, including GE customer receivables sold to GE Capital; GE Capital services for trade receivables management and material procurement; buildings and equipment leased by GE from GE Capital; information technology (IT) and other services sold to GE Capital by GE; aircraft engines manufactured by GE that are installed on aircraft purchased by GE Capital from third-party producers for lease to others; and various investments, loans and allocations of GE corporate overhead costs.  We believe that investors may find it useful to compare GE's operating cash flows without the effect of GE Capital dividends, since these dividends are not representative of the operating cash flows of our industrial businesses and can vary from period to period based upon the results of the financial services businesses. Management recognizes that this measure may not be comparable to cash flow results of companies which contain both industrial and financial services businesses, but believes that this comparison is aided by the provision of additional information about the amounts of dividends paid by our financial services business and the separate presentation in our financial statements of the GE Capital cash flows. We believe that our measure of Industrial CFOA provides management and investors with a useful measure to compare the capacity of our industrial operations to generate operating cash flow with the operating cash flow of other non-financial businesses and companies and as such provides a useful measure to supplement the reported GAAP CFOA measure.

CAPITAL ENDING NET INVESTMENT (ENI), EXCLUDING LIQUIDITY

(Dollars in billions)	December 31, 2015	December 31, 2014(b)

Financial Services (GE Capital) total assets	$312.1	$494.0
Adjustment deferred Income taxes	4.6	6.2
GE Capital total assets	316.7	500.2
Less assets of discontinued operations	120.9	1.2
Less non-interest bearing liabilities	43.3	60.5
Capital ENI	152.4	438.5
Less liquidity(a)	70.5	75.5
Capital ENI, excluding liquidity	$81.9	$363.0
Discontinued operations, excluding liquidity	85.0
Capital ENI (excluding liquidity) including discontinued operations	$166.9

Capital ENI percentage variance to December 31, 2014	(77)%

(a)	Liquidity includes cash and equivalents and $10.4 billion of high quality interest bearing deposits at December 31, 2015.
(b)	As originally reported.

We use ENI to measure the size of our Capital segment. We believe that this measure is a useful indicator of the capital (debt or equity) required to fund a business as it adjusts for non-interest bearing current liabilities generated in the normal course of business that do not require a capital outlay. We also believe that by excluding liquidity, we provide a meaningful measure of assets requiring capital to fund our Capital segment as a substantial amount of liquidity resulted from debt issuances to pre-fund future debt maturities and will not be used to fund additional assets. Liquidity consists of cash and equivalents and certain high quality interest bearing deposits. As a general matter, investments included in liquidity are expected to be highly liquid, giving us the ability to readily convert them to cash. Providing this measure will help investors measure how we are performing against our previously communicated goal to reduce the size of our financial services segment.

GE CAPITAL TIER 1 COMMON RATIO ESTIMATE(a)

(Dollars in billions)	December 31, 2015

GE Capital Shareowners' equity(b)	$46.2
Adjustments:
Preferred equity	(5.0)
Goodwill and other intangible assets	(5.2)
Other additions (deductions)	0.3
GE Capital Tier 1 common	$36.4
Estimated risk-weighted assets(c)	251.1
GE Capital Tier 1 common ratio estimate	14.5%

(a)	Includes discontinued operations.
(b)	Total equity excluding noncontrolling interests.
(c)	Based on Basel 3 risk-weighted assets estimates.

The GE Capital Tier 1 common ratio estimate is the ratio of Tier 1 common equity to total risk-weighted assets as calculated based on our interpretation of the standardized U.S. Basel 3 capital rules on a transitional basis, which is  subject to review and consultation with our regulators. As such, the methodology of calculating this ratio may be refined over time as we discuss its interpretation and application with our regulators. As of December 31, 2015, we are not required by our regulators to disclose this capital ratio, and therefore this capital ratio is considered a non-GAAP financial measure. We believe that this estimated capital ratio is a useful measure to investors because it is widely used by analysts and regulators to assess the capital position of financial services companies.